UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 31, 2011

AMERICAN STATES WATER COMPANY
 (Exact name of registrant as specified in its charter)

California	001-14431	95-4676679
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

630 East Foothill Blvd. San Dimas, California		91773
(Address of principal executive offices)		(Zip Code)

GOLDEN STATE WATER COMPANY
(Exact name of registrant as specified in its charter)
Registrant’s telephone number, including area code: (909) 394-3600

California	001-12008	95-1243678
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

630 East Foothill Blvd. San Dimas, California		91773
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (909) 394-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing requirement of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 1, 2011, the independent members of the Board of Directors approved, upon recommendation of the Compensation Committee, base salaries for 2011 for Robert J. Sprowls, President and Chief Executive Officer of American States Water Company and its subsidiaries, Eva G. Tang, Senior Vice President-Finance, Chief Financial Officer and Corporate Secretary of American States Water Company and Golden State Water Company and Treasurer of American States Water Company, Denise L. Kruger, Senior Vice President-Regulated Utilities for Golden State Water Company and Chaparral City Water Company, McClellan Harris III, Senior Vice President and Assistant Secretary of American States Utility Services, Inc. and James B. Gallagher, Vice President of Management Services of American States Utility Services, Inc. of $550,000, $320,000, $339,400, $330,000 and $247,388, respectively.

On January 31, 2011, the Compensation Committee of the Board of Directors approved an award of restricted stock units to the same executive officers in the amount of 11,529 restricted stock units for Mr. Sprowls, 2,738 restricted stock units for Ms. Tang, Ms. Kruger and Mr. Harris, and 2,162 restricted stock units for Mr. Gallagher, respectively, effective January 31, 2011. The awards vest and restrictions lapse on the first, second and third anniversaries of the grant date in the percentages of 33%, 33% and 34%, respectively. Under the terms of each restricted stock unit grant, each officer will be entitled to receive dividends payable in additional restricted stock units equal to the amount of dividends payable on an equivalent number of the Company's common shares. The restricted stock units have been awarded pursuant to the terms of an amended restricted stock unit agreement as filed as Exhibit 10.1.

On January 31, 2011, the Compensation Committee of the Board of Directors also approved the following amendments to the form of award agreements for stock options and restricted stock units awarded pursuant to the Company’s 2008 Stock Incentive Plan:

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Form of Non-Qualified Stock Option Agreement was amended to provide for the recoupment of the award or the value, proceeds or other benefits received upon exercise of the option or the sale of the underlying common shares of the Company, as provided in the Company’s Policy for Recoupment of Certain Performance-Based Compensation Payments, as it may be amended from time to time, or as otherwise may be required by law.

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Form of Restricted Stock Unit Agreement was amended to provide for the recoupment of the award or the value, proceeds or other benefits received upon vesting of the award or the sale of the underlying common shares of the Company, as provided in the Company’s Policy for Recoupment of Certain Performance-Based Compensation Payments, as it may be amended from time to time, or as otherwise may be required by law.

Section 9 - Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

Exhibit 10.1	Form of Amendment to the Restricted Stock Unit Agreement for the 2008 Stock Incentive Plan

Exhibit 10.2	Form of Amendment to the Non-Qualified Stock Option Agreement for the 2008 Stock Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN STATES WATER COMPANY:

Date: February 4, 2011	/s/ Eva G. Tang
Eva G. Tang
Senior Vice President, Chief Financial Officer,
Corporate Secretary and Treasurer

GOLDEN STATE WATER COMPANY:

/s/ Eva G. Tang
Eva G. Tang
Senior Vice President, Chief Financial Officer
and Secretary